Exhibit 10.11

                          ELEPHANT & CASTLE GROUP, INC.
                             Revised Lease Abstract

1.       PROJECT:         Montreal Forum  Montreal Canada

2.       TENANT:          Canadian Rainforest Restaurants, Inc.

3.       STORE AREA:      Unspecified Gross Leasable Area of 5,122
                          (Ground Floor)13,125 (Second Floor)

4.       TRADE NAME:      Rainforest Cafe

5.       USE:             For the operation of a traditional "Rainforest
                          Cafe" restaurant.

6.       TERM:            15 years

7.       TERM START
         DATE:            August 1, 2000 (or earlier)

8.       TERM EXPIRY
         DATE:            15 years after commencements

9.       EXTENSION
         PERIODS:         NONE

10.      GROSS RENT:      Weighted average rental ranging from CDN $29.22
                          to CDN$43.07

11.      PERCENTAGE       5.00% of Gross Revenue in excess of twenty
         RENT:            times Annual Minimum Rent.

12.      ADDITIONAL       $1.50 per s.f. for promotional costs
         COSTS:

13.      SECURITY
         DEPOSIT:         Nil

14.      INITIAL PRO-
         MOTION CHARGE:   $15,000

15.      FIXTURING
           PERIOD:        180 Days

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16.      PLAN REVIEW
         CHARGE:          Nil

17.      LANDLORD         2000 Peel Street, Suite 900
         ADDRESS:         Montreal 1+3 A 2W5


18.      GUARANTOR:       None

19.      PROPERTY
         MANAGER:         Candeerel Properties, Ltd.

20.      LANDLORD
         ALLOWANCE
         TO TENANT:       $2,007,170 based on 18,247 square feet

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                                  Exhibit 10.12

                          ELEPHANT & CASTLE GROUP, INC.
                             Revised Lease Abstract

1.       PROJECT:         Eaton Centre Metrotown, Burnaby, BC, Canada

2.       TENANT:          Canadian Rainforest Restaurants, Inc.

3.       STORE AREA:      18,000 square feet
]
4.       TRADE NAME:      Rainforest Cafe

5.       USE:             For the operation of a traditional "Rainforest
                          Cafe" restaurant.

6.       TERM:            15 years

7.       TERM START       May 1, 1998
           DATE:

8.       TERM EXPIRY      April 30, 2013
           DATE:

9.       EXTENSION        5 years
           PERIODS:

10.      GROSS RENT:      Can $32.50 per sf per annum of the EXACT Gross
                          Leasable  Area of the Store.

11.      PERCENTAGE       5.00% of Gross Revenue in excess of Minimum Rent
           RENT:

12.      PREPAID RENT:    Nil

13.      SECURITY         Nil
         DEPOSIT:

14.      INITIAL PRO-     Nil
         MOTION CHARGE:

15.      FIXTURING        140 Days
           PERIOD:

16.      PLAN REVIEW
         CHARGE:          Nil

17.      LANDLORD ADDRESS: Cambridge Westin Leaseholds Limited
                           95 Wellington West
                           Suite 300
                           Toronto, Ontario
                           MSJ 2R2

18.      GUARANTOR:       None

19.      PROPERTY         Cambridge Westin Leaseholds Limited
         MANAGER:

20.      LANDLORD         CDN $900,000 plus one year rent abatement
         ALLOWANCE
         TO TENANT: